UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of report (Date of earliest event reported):      November 30, 2005
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                                   Team, Inc.
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               (Exact Name of Registrant as Specified in Charter)



Texas                                001-08604                  74-1765729
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(State or Other Jurisdiction        (Commission                (IRS Employer
of Incorporation)                   File Number)             Identification No.)



                      200 Hermann Drive, Alvin, Texas 77512
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              (Address of Principal Executive Offices and Zip Code)



Registrant's telephone number, including area code:  (281) 331-6154
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


        Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events
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On November 30, 2005, Team issued a press release announcing that it had sold
Climax Portable Machine Tools, Inc., its equipment sales and rental segment to an affiliate of Horizon Partners Ltd. for approximately $14.5 million in cash. The press release is attached as an exhibit hereto and is incorporated by reference herein.



Item 9.01   Financial Statements and Exhibits.
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(c) Exhibits


    99.1 Press Release dated November 30, 2005






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




                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Team, Inc.


                                          By: /s/ Gregory T. Sangalis
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                                              Name: Gregory T. Sangalis
                                              Title:  Senior Vice President -
                                              Law & Administration
Date: November 30, 2005


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


                                 Exhibit Index
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                Exhibit Number         Description
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                99.1                   Press Release Nov. 30, 2005




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